                                                                   EXHIBIT 10.22


                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                             UNER 17C.F.R.SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2



                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT dated as of October 23, 1998 ("SECURITY AGREEMENT"), is made by COULTER PHARMACEUTICAL, INC., a corporation formed under the laws of the State of Delaware, with its principal place of business at 550 California Avenue, Suite 200, Palo Alto, California 94306, USA ("GRANTOR"), in favor of SMITHKLINE BEECHAM CORPORATION, with its principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, USA ("SECURED PARTY"). This Security Agreement shall not be effective until the Collaboration Agreement Effective Date.


                                    RECITALS

         A. Pursuant to that certain Loan Agreement dated as of even date herewith by and between Grantor and Secured Party (as the same may from time to time be amended, modified, supplemented or restated, the "LOAN AGREEMENT"), Secured Party has agreed to make certain advances of money and to extend certain financial accommodation to Grantor in the amounts and manner set forth in the Agreement (collectively, the "LOANS").

         B. Secured Party is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to Secured Party this Security Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in order to induce Secured Party to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "004 TRIAL" means Grantor's clinical trial with Protocol No. RIT-II-004 ("Multicenter, Pivotal Phase III Study of Iodine-131 Anti-B1 Antibody (Murine) Radioimmunotherapy for Chemotherapy-Refractory Low-Grade B-Cell Lymphomas and Low-Grade Lymphomas That Have Transformed to Higher Grade Histologies") for which enrollment and interim analysis was completed prior to the date first written above.



                                       1.

         "AFFILIATE" means, in the case of either Grantor or Secured Party, any corporation, joint venture, or other business entity which directly or indirectly controls, is controlled by, or is under common control with that Party. "Control," as used in this Section, shall mean having the power to direct, or cause the direction of, the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise.

        "ANTI-CD20 ANTIBODY" means:

             (i) the B1 Murine Antibody or any derivative of the B1 Murine Antibody, including without limitation, any genetically engineered construct of the B1 Murine Antibody;

             (ii) any other anti-CD20 monoclonal antibody other than the B1 Murine Antibody including, without limitation, human, humanized, primatized, or chimerized antibody;

             (iii) any [...***...] of (i) or (ii),

             (iv) any [...***...] of (i) or (ii);

             (v) any [...***...] of (i) or (ii);

             (vi) any [...***...] of (i) or (ii);

             (vii) any [...***...].

        "BEXXAR" means B1 Murine Antibody conjugated with 131Iodine or unconjugated, depending upon context.

        "B1 MURINE ANTIBODY" means the unconjugated IgG2a anti-CD20 murine monoclonal antibody which is one of the active agents tested in the 004 Trial.

        "COLLABORATION AGREEMENT" means that certain Collaboration Agreement entered into as of the same day as this Security Agreement, between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation relating to Bexxar.

        "COLLABORATION AGREEMENT EFFECTIVE DATE" has the meaning set forth in the Collaboration Agreement for the term "Effective Date."

        "COLLATERAL" has the meaning assigned to such term in Section 2 of this Security Agreement.

        "CURE DATE" means the date upon which Grantor cures its failure to maintain a financial covenant set forth in Section 8 of the Loan Agreement.

        "EFFECTIVE DATE" means the date upon which Grantor fails to maintain a financial covenant set forth in Section 8 of the Loan Agreement.




*CONFIDENTIAL TREATMENT REQUESTED

        "EVENT OF DEFAULT" means (i) any failure by Grantor forthwith to pay or perform any of the Secured Obligations and (ii) any "Event of Default" as defined in the Loan Agreement.

        "INVENTION" means an invention conceived or reduced to practice in the course of or as a result of the performance of the Collaboration Agreement by an employee or agent of Grantor.

        "KNOW-HOW" means all know-how, including development, manufacture development and commercialization data, processes and information, including any copyright relating thereto, owned or controlled by Grantor as of the date first written above or acquired during the term of this Security Agreement relating to:

             (b) Anti-CD20 Antibody, including any Licensed Compound or Licensed Product;

             (c) any component of (a);

             (d) any intermediate in the making of any of (a) or (b);

             (e) methods of making any of (a), (b) or (c);

             (f) any method of using any of (a), (b), or (c);

             (g) any use of (a);

             (h) any formulation or delivery system for (a); and/or

             (i) any other data related to the development, manufacture, marketing or sale of (a).

        "LICENSED COMPOUND" means Bexxar and any Second Generation Licensed Compounds.

        "LICENSED PATENTS" means all patents or patent applications, throughout the Territory and all divisionals, continuations, continuations-in-part, reissues, extensions, supplementary protection certificates thereof, owned or controlled by Grantor and existing as of the date first written above or filed or issuing during the term of this Security Agreement, at least one claim of which covers:

             (j) an Anti-CD20 Antibody, including any Licensed Compound or Licensed Product;

             (k) any component of (a);

             (l) any intermediate in the making of any of (a) or (b);

             (m) methods of making any of (a), (b) or (c);

             (n) any method of using any of (a), (b), or (c);

             (o) any use of (a);

             (p) any formulation or delivery system for (a); and/or

             (q) any other Invention related to the development, manufacture, use or sale of (a).

        "LICENSED PRODUCT" means any pharmaceutical product containing a Licensed Compound in any formulation or mode of administration.

        "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

        "NORDION KANATA FACILITY" has the meaning assigned to such term in
Section 9.10.1 of the Collaboration Agreement.

        "PERMITTED LIEN" means: (a) any Liens existing on the date of this Security Agreement or anticipated and set forth on Schedule A attached hereto;
(b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (c) Liens (i) upon or in [...***...] (other than the [...***...] in [...***...] hereof) [...***...] to secure [...***...] of such
[...***...] or [...***...] solely for the purpose of [...***...]
or (ii) existing [...***...] at the time of [...***...],
provided that [...***...] is [...***...] to [...***...], [...***...] thereon and the [...***...] of [...***...]; (d) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Grantor's business not interfering in any material respect with the business of Grantor; (e) Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, provided that the payment thereof is not yet required; (f) Liens incurred or deposits made in the ordinary course of Grantor's business in connection with worker's compensation, unemployment insurance, social security and other like laws; (g) Liens arising from judgments, decrees or attachments not constituting an Event of Default; (h) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Grantor; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (j) Liens which constitute setoff rights of a customary nature; (k) Liens [...***...] on [...***...] subject to [...***...] including [...***...] otherwise [...***...]
and Liens [...***...] pursuant to [...***...] in the [...***...]
(including [...***...] and [...***...]), all [...***...] for the purpose of
[...***...] of [...***...] (including Liens arising from [...***...]; and (l)
Liens incurred in connection with
the extension, renewal or refinancing of the indebtedness secured by Liens of the type described above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

        "PRODUCT ACCOUNTS" has the meaning set forth in Section 2(a)(iii) below.

        "RETURN LICENSE" has the meaning set forth in Section 3 below.

        "SECOND GENERATION ANTIBODY CANDIDATE" means:

             (i) any derivative of the B1 Murine Antibody, including without limitation, any genetically engineered construct of the B1 Murine Antibody;

             (ii) any other anti-CD20 monoclonal antibody other than the B1 Murine Antibody including, without limitation, human, humanized, primatized, or chimerized antibody,

             (iii) any [...***...] of (i) or (ii),

             (iv) any [...***...] (i) or (ii),

             (v) any [...***...] of (i) or (ii),

             (vi) any [...***...] of (i) or (ii),

             (vii) any [...***...] of (i) or (ii), or

             (viii) any [...***...].

        "SECOND GENERATION LICENSED COMPOUND" means a Second Generation Licensed Compound Candidate (i) for which an SB Option Exercise Notice has been provided pursuant to Section 4.2.2(a) of the Collaboration Agreement or (ii) which has become a Second Generation Licensed Compound in accordance with Section 4.2.4(a)-(b) of the Collaboration Agreement.

        "SECOND GENERATION LICENSED COMPOUND CANDIDATE" means (i) an unconjugated Second Generation Antibody Candidate; (ii) B1 Murine Antibody conjugated to [...***...]; (iii) a
Second Generation Antibody Candidate conjugated to [...***...]; or (iv) a Second Generation Antibody Candidate conjugated to [...***...].

        "SECURED OBLIGATIONS" means (a) the obligation of Grantor to repay Secured Party all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loans in accordance with the terms of the Loan Agreement, and (b) the obligation of Grantor to pay any fees, costs and expenses of the Secured Party under the Loan Agreement and under Section 6(c) hereof.



*CONFIDENTIAL TREATMENT REQUESTED

        "TERRITORY" means all countries and territories of the world except for Japan.

        "TRANSFEREE" has the meaning set forth in Section 3 below.

        "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

        In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC (definition sections of the UCC are noted parenthetically): "Accounts" (9106); "Equipment" (9109(2)); "Proceeds" (9306(1)). Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

        All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

        2. GRANT OF SECURITY INTEREST.

             (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to cause the Loans to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers (and shall cause any of its present and future Affiliates to assign, convey, mortgage, pledge, hypothecate and transfer) to Secured Party, and hereby grants to Secured Party, a security interest in all of Grantor's right, title and interest in, to and under the following (all of which being collectively referred to herein as the "COLLATERAL"):

                 (i) The Licensed Patents and Know-How. The Licensed Patents in existence as of the date first written above are specifically listed on Schedule
C. Schedule C shall be updated by the Grantor on a semi-annual basis;

                (ii) All Equipment of Grantor located at, and relating to, Grantor's second radiolabeling site to be located in North America; provided that if the second radiolabeling site is the Nordion Kanata Facility, then only such Equipment acquired in connection with the second radiolabeling site shall be within the scope of the term Equipment as used in this Section 2(a)(ii);

             (iii) All Accounts of Grantor relating to the Licensed Compounds or Licensed Products pursuant to the Collaboration Agreement and not previously remitted to Grantor pursuant to Section 3.2.6, Section 3.3.3 and Section 7.1.14 of the Collaboration Agreement as well as any other payments owed to Grantor by Secured Party under the Collaboration Agreement which have not been previously remitted to Grantor (the "PRODUCT ACCOUNTS"); and

              (iv) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

             (b) Notwithstanding anything contained in this Security Agreement to the contrary, the grant of security interest in the Licensed Patents and Know-How shall be subject to the Return License granted by Secured Party to Grantor pursuant to Section 3 below.

             (c) Notwithstanding anything contained in this Security Agreement to the contrary, the grant of security interest in the Product Accounts shall not be effective or otherwise deemed given until the Effective Date, at which date the terms of this Security Agreement with respect to the Product Accounts shall become immediately effective without notice or action by Secured Party. Unless otherwise specified, all rights of Secured Party with respect to the Product Accounts contained herein shall be effective only on and after the Effective Date and until the Cure Date, and all obligations of Grantor with respect to the Product Accounts hereunder shall accrue only on and after the Effective Date and until the Cure Date.

             (d) Secured Party acknowledges and agrees that Grantor has granted, or shall grant, a first priority security interest in and Liens on the property of Grantor described in Schedule A hereto.

     3.      RETURN LICENSE.

             (a) Effective upon Secured Party taking any action to exercise any right or remedy under this Security Agreement with respect to the Collateral (whether by foreclosure, sale, or otherwise), Security Party hereby grants to Grantor an exclusive, worldwide, royalty-free license, with the right to sublicense, to practice the Licensed Patents for any and all purposes other than those activities which have been licensed to the Secured Party under Section
5.1.2 of the Collaboration Agreement (the "RETURN LICENSE").

             (b) At all times prior to the effectiveness of the Return License, Grantor shall retain the unimpaired, worldwide, royalty-free right to practice, and to grant licenses to third parties to practice, the Licensed Patents for any and all purposes other than those activities which have been licensed exclusively to the Secured Party under Section 5.1.2 of the Collaboration Agreement, provided that such licenses shall be in accordance with Article 11 of the Collaboration Agreement. Proceeds realized by the Grantor from licenses permitted under this Section 3(b) shall be excluded from the definition of Collateral.

             (c) Any transfer of any right, title or interest in or to any Licensed Patents by Secured Party to a third party (a "TRANSFEREE"), and any such transfer by a Transferee to any subsequent Transferee, shall at all times be subject to the Return License. If for any reason Secured Party exercises its rights and remedies under this Agreement in a manner that causes the right, title or interest in or to any Licensed Patents to transfer to a Transferee without the Secured Party first taking title to such Licensed Patents, the transfer of such right, title or interest in or to the Licensed Patents shall be conditioned upon, and at all times shall be subject to, the simultaneous grant by such Transferee (and any or all subsequent Transferees) of a Return License to Grantor. Secured Party shall not transfer, nor permit the transfer of, any right, title or interest in or to any Licensed Patents without the simultaneous grant by the Transferee to Grantor of a Return License, except to the extent otherwise permitted by the Collaboration Agreement.

             (d) The provisions of Article 11 of the Collaboration Agreement with respect to certain matters related to the prosecution, maintenance and enforcement of the Licensed Patents are hereby incorporated by reference into this Agreement to the extent that they are relevant to the Licensed Patents as described in such provisions.

        4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

             (a) Except for (i) the security interest granted to Secured Party under this Security Agreement and Permitted Liens, (ii) the co-ownership of certain Licensed Patents indicated in Schedule C by Grantor and the Regents of the University of Michigan, (iii) the license of certain Licensed Patents indicated in Schedule C by Grantor to the Regents of the University of Michigan,
(iv) the license of certain Licensed Patents indicated in Schedule C by Grantor from the Regents of the University of Michigan, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens except for Permitted Liens.

             (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of Secured Party pursuant to this Security Agreement except for Permitted Liens.

             (c) This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken, except to the extent necessary to perfect and protect such security interest in the Licensed Patents registered outside the United States. Accordingly, Secured Party has a fully perfected first priority security interest in all of the Collateral in which Grantor now has rights subject only to Permitted Liens, and except with respect to Licensed Patents registered outside the United States. This Security Agreement will create a legal and valid and first priority security interest in the Collateral in which Grantor later acquires rights, when Grantor acquires those rights, subject only to Permitted Liens.

             (d) Grantor's chief executive office, principal place of business and the place where Grantor maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof. The Collateral is presently located at such address and at such additional addresses set forth on Schedule B attached hereto.

        5. COVENANTS. Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:

             5.1 DISPOSITION OF COLLATERAL. Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, other than the disposal of worn-out or obsolete Equipment, all in the ordinary course of Grantor's business, or unless otherwise authorized to do so by the prior approval of Secured Party as evidenced in writing.

             5.2 RELOCATION OF BUSINESS OR COLLATERAL. Grantor shall not relocate its chief executive office, principal place of business or its records, or allow the relocation of any Collateral (except as allowed pursuant to Section
4.1 immediately above) from such address(es) provided to Secured Party pursuant to Section 3(d) above without twenty (20) days prior written notice to Secured Party.

             5.3 LIMITATION ON LIENS ON ASSETS. Grantor shall not create, incur, assume or permit to exist any Lien (including the charge upon Property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than Permitted Liens and Liens in favor of Secured Party.

             5.4 INSURANCE. Maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.

             5.5 TAXES, ASSESSMENTS, ETC. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, Fixtures or Inventory, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

             5.6 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

             5.7 FURTHER ASSURANCES. Grantor shall execute and deliver financing and continuation statements for filing and recording under the UCC or other applicable law, landlord waivers, mortgagee waivers and other documents which Secured Party may request, in order to perfect, preserve or enforce Secured Party's security interest in the Collateral or to enable Secured Party to exercise any of its rights hereunder, and shall pay all reasonable attorneys' fees and expenses in connection therewith.


        6. Rights and Remedies Upon Default.

             (a) Beginning on the date any Event of Default (other than an Event of Default under Section 10(d) of the Loan Agreement, which shall be subject to the expiration of the cure period outlined in Section 13.3.1 of the Collaboration Agreement) shall have occurred and while such Event of Default is continuing, Secured Party may exercise in addition to all other rights and remedies granted to it under this Security Agreement, all rights and remedies of a secured party under the UCC; provided, however, that the exercise of any such remedies shall in all events be subject to and limited by the provisions of
Section 3 relating to a Return License to Grantor.

             (b) Secured Party and Grantor understand and agree that money damages would not be a sufficient remedy for any breach of Article 3 of this Security Agreement by Secured Party, and that Grantor shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach. Such remedy shall not be deemed to be the exclusive remedy for breach of this Security Agreement, but shall be in addition to all other remedies available at law or equity to Grantor. No failure or delay by Grantor in exercising any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder.

             (c) Grantor also agrees to pay all fees, costs and expenses of Secured Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

             (d) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

             (e) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

        FIRST, to Secured Party in an amount sufficient to pay in full the reasonable costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees;

        SECOND, to Secured Party in an amount equal to the then unpaid Secured Obligations; and

        FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

        7. INDEMNITY. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

        8. LIMITATION ON SECURED PARTY'S DUTY IN RESPECT OF COLLATERAL. Secured Party shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing, but failure of Secured Party to comply with any such request shall not in itself be deemed a failure to act reasonably and no failure of Secured Party to do any act not so requested shall be deemed a failure to act reasonably.

        9. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        10. MISCELLANEOUS.

             10.1 NO WAIVER; CUMULATIVE REMEDIES.

                  (a) Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

                 (b) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law.

                 (c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party.


             10.2 TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 9 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

             10.3 SUCCESSOR AND ASSIGNS. Neither party may assign or transfer this Security Agreement or any rights or obligations hereunder without the prior written consent of the other which shall not be unreasonably withheld, except a party may make such an assignment without the other party's consent to Affiliates or to a successor to substantially all of the pharmaceutical business of such party, whether in a merger, sale of stock, sale of assets or other transaction. Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning party. Any assignment or attempted assignment by either party in violation of the terms of this Section 10 shall be null and void and of no legal effect.

             10.4 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such State, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction, provided that the laws of the State of California shall be applied to the granting and perfection of the Secured Obligations arising hereunder.

        In Witness Whereof, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

ADDRESS OF GRANTOR                          COULTER PHARMACEUTICAL, INC.


550 California Avenue, Suite 200            By:
                                               ---------------------------------


Palo Alto, California  94306                Printed Name:
                                                         -----------------------


U.S.A.                                      Title:
                                                  ------------------------------



ADDRESS OF SECURED PARTY                    SMITHKLINE BEECHAM CORPORATION


One Franklin Plaza                          By:
                                               ---------------------------------


Philadelphia, Pennsylvania  19101           Printed Name:
                                                         -----------------------

U.S.A.                                      Title:
                                                  ------------------------------

                                   SCHEDULE A

      LIENS EXISTING OR ANTICIPATED ON THE DATE OF THIS SECURITY AGREEMENT



1. Liens to secure payment and performance of any and all Funded Indebtedness owing by Grantor to a Senior Lender in an aggregate principal amount not to exceed U.S. $10,000,000, which Liens shall include a first priority security interest in certain personal property of Grantor except the Licensed Patents and Know-How, and the Equipment of Grantor described in Section 2(a)(ii) hereof.

2. Liens to secure payment and performance of that Equipment Lease Financing Agreement dated as of December 6, 1996, between Grantor and Lease Management Services, Inc.

3. Letter of Credit pursuant to the Lease Agreement dated November 7, 1997, by and between HMS Gateway Office L.P. and Grantor.

4. Liens granted pursuant to the Facilities Agreement between MDS Nordion, Inc., and Grantor dated August 31, 1998.





                                       1.

[USE IF COLLATERAL IS LOCATED AT PLACES OTHER THAN ADDRESS ON SIGNATURE PAGE.]



                                   SCHEDULE B

                             LOCATION OF COLLATERAL



            ENTITY                                              ADDRESS








                                       1.

                                   SCHEDULE C

                                LICENSED PATENTS



  ATTORNEY                SERIAL NO. /             FILED/
 DOCKET NO.                PATENT NO.               ISSUED               TITLE
-----------               -----------             -----------        -----------
[...***...]               [...***...]             [...***...]        [...***...]




*       Claims priority/effective filing date of earlier application

**      ABANDONED in favor of Serial No. [...***...]

OWNERSHIP INTERESTS:


[...***...]:       Co-owned by Grantor and the Regents of the University of
                   Michigan.

[...***...]:       Owned by Grantor, with limited license back to MDS Nordion,
                   Inc.

[...***...]:       Owned by the Regents of the University of Michigan, with
                   license to Grantor.






*CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT A
                                       TO

                           FINANCING STATEMENT BETWEEN
                SMITHKLINE BEECHAM CORPORATION, AS SECURED PARTY
                                       AND
                     COULTER PHARMACEUTICAL, INC., AS DEBTOR

--------------------------------------------------------------------------------



        This Financing Statement covers all right, title and interest of the Debtor in, to and under all of the following (collectively, the "COLLATERAL"):

                  (a) The Licensed Patents and Know-How. The Licensed Patents in existence as of the date first written above are specifically listed on Schedule
C. Schedule C shall be updated by the Grantor on a semi-annual basis;

                  (b) All Equipment of Grantor located at, and relating to, Grantor's second radiolabeling site to be located in North America; provided if the second radiolabeling site is located at the Nordion Kanata, Canada radiolabeling site, then only such Equipment acquired in connection with the second radiolabeling site shall be within the scope of the term Equipment as used in this Section (b);

                  (c) All Accounts of Debtor relating to the Licensed Compounds or Licensed Products pursuant to the Collaboration Agreement and not previously remitted to Debtor pursuant to Section 3.2.6, Section 3.3.3 and Section 7.1.14 of the Collaboration Agreement, as well as any other payments owed to Debtor by Secured Party under the Collaboration Agreement which have not been previously remitted to Debtor (the "PRODUCT ACCOUNTS"); and

                  (d) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

        The grant of the security interest in the Licensed Patents and Know-How shall be subject to the Return License granted by Secured Party to Grantor pursuant to Section 3 of the Security Agreement dated as of October 23, 1998, between Grantor and Secured Party (the "SECURITY AGREEMENT").

        The grant of the security interest in the Product Accounts shall not be effective or otherwise deemed given until the Effective Date (as defined in the Security Agreement), at which date the terms of the Security Agreement with respect to the Product Accounts shall become immediately effective without notice or action by Secured Party. Unless otherwise specified, all rights of Secured Party with respect to the Product Accounts contained herein shall be effective only on and after the Effective Date and until the Cure Date (as defined in the Security Agreement), and all obligations of Grantor with respect to the Product Accounts shall accrue only on and after the Effective Date and until the Cure Date.




                                       1.

        Defined Terms. When used herein the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

        "004 TRIAL" means Grantor's clinical trial with Protocol No. RIT-II-004 ("Multicenter, Pivotal Phase III Study of Iodine-131 Anti-B1 Antibody (Murine) Radioimmunotherapy for Chemotherapy-Refractory Low-Grade B-Cell Lymphomas and Low-Grade Lymphomas That Have Transformed to Higher Grade Histologies") for which enrollment and interim analysis was completed prior to the date first written above.

        "ANTI-CD20 ANTIBODY" means:

                  (i) the B1 Murine Antibody or any derivative of the B1 Murine Antibody, including without limitation, any genetically engineered construct of the B1 Murine Antibody;

                  (ii) any other anti-CD20 monoclonal antibody other than the B1 Murine Antibody including, without limitation, human, humanized, primatized, or chimerized antibody;

                  (iii) any [...***...] of (i) or (ii),

                  (iv)  any [...***...] of (i) or (ii);

                  (v)   any [...***...] of (i) or (ii);

                  (vi)  any [...***...] of (i) or (ii);

                  (vii) any [...***...].

        "BEXXAR" means B1 Murine Antibody conjugated with 131Iodine or unconjugated, depending upon context.

        "B1 MURINE ANTIBODY" means the unconjugated IgG2a anti-CD20 murine monoclonal antibody which is one of the active agents tested in the 004 Trial.

        "INVENTION" means an invention conceived or reduced to practice in the course of or as a result of the performance of the Collaboration Agreement by an employee or agent of Grantor.

         "KNOW-HOW" means all know-how, including development, manufacture development and commercialization data, processes and information, including any copyright relating thereto, owned or controlled by Grantor as of the date first written above or acquired during the term of this Security Agreement relating to:

                  (e) Anti-CD20 Antibody, including any Licensed Compound or Licensed Product;

                  (f) any component of (a);



*CONFIDENTIAL TREATMENT REQUESTED

                  (g) any intermediate in the making of any of (a) or (b);

                  (h) methods of making any of (a), (b) or (c);

                  (i) any method of using any of (a), (b), or (c);

                  (j) any use of (a);

                  (k) any formulation or delivery system for (a); and/or

                  (l) any other data related to the development, manufacture, marketing or sale of (a).

        "LICENSED COMPOUND" means Bexxar and any Second Generation Licensed Compounds.

        "LICENSED PATENTS" means all patents or patent applications, throughout the Territory and all divisionals, continuations, continuations-in-part, reissues, extensions, supplementary protection certificates thereof, owned or controlled by Grantor and existing as of the date first written above or filed or issuing during the term of this Security Agreement, at least one claim of which covers:

                  (m) an Anti-CD20 Antibody, including any Licensed Compound or Licensed Product;

                  (n) any component of (a);

                  (o) any intermediate in the making of any of (a) or (b);

                  (p) methods of making any of (a), (b) or (c);

                  (q) any method of using any of (a), (b), or (c);

                  (r) any use of (a);

                  (s) any formulation or delivery system for (a); and/or

                  (t) any other Invention related to the development, manufacture, use or sale of (a).

        "LICENSED PRODUCT" means any pharmaceutical product containing a Licensed Compound in any formulation or mode of administration.

        "SECOND GENERATION ANTIBODY CANDIDATE" means:

                  (i) any derivative of the B1 Murine Antibody, including without limitation, any genetically engineered construct of the B1 Murine Antibody;

                  (ii) any other anti-CD20 monoclonal antibody other than the B1 Murine Antibody including, without limitation, human, humanized, primatized, or chimerized antibody,

                  (iii) any [...***...] of (i) or (ii),

                  (iv) any [...***...] of (i) or (ii),

                  (v) any [...***...] of (i) or (ii),

                  (vi) any [...***...] of (i) or (ii),

                  (vii) any [...***...] of (i) or (ii), or

                  (viii) any [...***...].

        "SECOND GENERATION LICENSED COMPOUND" means a Second Generation Licensed Compound Candidate (i) for which an SB Option Exercise Notice has been provided pursuant to Section 4.2.2(a) of the Collaboration Agreement or (ii) which has become a Second Generation Licensed Compound in accordance with Section 4.2.4(a)-(b) of the Collaboration Agreement.

        "SECOND GENERATION LICENSED COMPOUND CANDIDATE" shall mean (i) an unconjugated Second Generation Antibody Candidate; (ii) B1 Murine Antibody conjugated to [...***...]; (iii) a Second Generation Antibody Candidate conjugated to [...***...]; or (iv) a Second Generation Antibody Candidate conjugated to [...***...].

        "TERRITORY" means all countries and territories of the world except for Japan.

        "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

        In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC (definition sections of the UCC are noted parenthetically): "Accounts" (9106); "Equipment" (9109(2)); "Proceeds" (9306(1)). Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Debtor.



*CONFIDENTIAL TREATMENT REQUESTED

                            SCHEDULE C TO EXHIBIT A

                                LICENSED PATENTS



  ATTORNEY                SERIAL NO. /             FILED/
 DOCKET NO.                PATENT NO.               ISSUED               TITLE
-----------               -----------             -----------        -----------
[...***...]               [...***...]             [...***...]        [...***...]



*       Claims priority/effective filing date of earlier application

**      ABANDONED in favor of Serial No. [...***...]

OWNERSHIP INTERESTS:

[...***...]:       Co-owned by Grantor and the Regents of the University of
                   Michigan.

[...***...]:       Owned by Grantor, with limited license back to MDS Nordion,
                   Inc.

[...***...]:       Owned by the Regents of the University of Michigan, with
                   license to Grantor.


*CONFIDENTIAL TREATMENT REQUESTED



                                       1.